T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

Supplement to Prospectuses Dated March 1, 2014

In section 1, the portfolio manager table under “Management” for the International Stock Fund is supplemented as follows:

Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined T. Rowe Price in 2005.

In section 3, the disclosure under “Portfolio Management” with respect to the International Stock Fund is supplemented as follows:

Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined the Firm in 2005 and his investment experience dates from 2003. During the past five years, he has served as an equity research analyst and assisted portfolio managers in executing the Firm’s international equity strategies.

The date of this supplement is September 30, 2014.

F37-041 9/30/14